PERMEX PETROLEUM CORPORATION

CSE: OIL | OTCQB: OILCD

Conservative Plan – Aggressive Approach

Q4 2023



Forward Looking Statements

This presentation includes certain statements that may be deemed forward - looking statements under applicable securities laws. All statements in this presentation, other than statements of historical facts, that address future events or developments that Permex Petroleum Corporation (“Permex” or the “Corporation”) expects are forward - looking statements. Forward - looking statements are frequently characterized by words such as "plan", "expect", "project", "intend", "believe", "anticipate", "estimate" and other similar words, or statements that certain events or conditions "may" or "will" occur. In particular, forward looking statements in this presentation include, but are not limited to, statements with respect to the Corporation’s exploration and development program on its oil and gas leases, reserves estimates and values, enterprise value, operating netback, pricing assumptions, future income, expected production, expected development costs, future acquisitions and future capital expenditures.

Forward - looking statements are based on the opinions and estimates of management at the date the statements are made, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward - looking statements. Some of the risks and other factors could cause results to differ materially from those expressed in the forward - looking statements include, but are not limited to: general economic conditions in Canada, the United States and globally; industry conditions, including fluctuations in commodity prices; governmental regulation of the oil and gas industry, including environmental regulation; geological, technical and drilling problems; unanticipated operating events; competition for and/or inability to retain drilling rigs and other services; the availability of capital on acceptable terms; the need to obtain required approvals from regulatory authorities; stock market volatility; volatility in market prices for commodities; liabilities inherent in oil and gas exploration, development and production, marketing and transportation; changes in tax laws and incentive programs relating to the oil and gas exploration industry; loss of markets; currency fluctuations; imprecision of reserve estimates; unexpected decline rates in wells; and wells not performing as expected.

Readers are cautioned that this list of risk factors should not be construed as exhaustive. Although Permex believes the expectations expressed in such forward - looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward - looking statements. Investors should not place undue reliance on these forward - looking statements, which speak only as of the date of this presentation. Permex disclaims any obligations to publicly update or release any revisions to the forward-looking information contained in this presentation, whether as a result of new information, future events or otherwise, after the date of this presentation or to reflect the occurrence of unanticipated events, except as required by law.

This presentation and, in particular the information in respect of the Corporation's prospective future net income and operating netback, may contain information deemed to be "future-oriented financial information" or a "financial outlook" (collectively, "FOFI") within the meaning of applicable securities laws. The FOFI has been prepared by management to provide an outlook of the Corporation's activities and results and may not be appropriate for other purposes. The FOFI has been prepared based on a number of assumptions including the assumptions discussed above. The actual results of operations of the Corporation and the resulting financial results may vary from the amounts set forth herein, and such variations may be material. The Corporation and management believe that the FOFI has been prepared on a reasonable basis, reflecting management's best estimates and judgments. Information and facts included in this presentation have been obtained from publicly available and published sources and where appropriate those sources have been cited in this presentation. Permex does not assume a duty to independently verify publicly available and published sources of information provided by arms length third parties.

Oil & Gas Disclosures

Oil Reserves

All estimates of reserves and future net income contained in this presentation with respect to the Corporation's properties are derived from reserves reports prepared by MKM Engineering, an independent qualified reserves evaluator, effective September 30, 2022. The proved and probable reserve classifications conform to criteria of the Securities and Exchange Commission ("SEC").

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves. Any reserves estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include estimated reserves or locations not necessarily calculated in accordance with, or contemplated by, the SEC's latest reserve reporting guidelines. You are urged to consider closely the oil and gas disclosures in our other reports and filings with the SEC.

It should not be assumed that the present value of estimated future net income presented represents the fair market value of the reserves. There is no assurance that the forecast prices and costs assumptions will be attained and variances could be material. The recovery and reserve estimates of the Corporation's crude oil, natural gas liquids and natural gas reserves provided herein are estimates only and there is no guarantee that the estimated reserves will be recovered. Actual crude oil, natural gas and natural gas liquids reserves may be greater than or less than the estimates provided herein.

All future net income is estimated using forecast prices and costs. Future net income has been presented on a before tax basis. Estimated values of future net income disclosed herein do not represent fair market value.

The estimates of reserves and future net income for individual properties may not reflect the same confidence level as estimates of reserves and future net income for all properties, due to the effects of aggregation.

Barrels of Oil Equivalent

Barrel of oil equivalents or BOEs may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 mcf (measurement of a quantity of natural gas): 1 bbl (billion barrels of petroleum liquid) is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. Given that the value ratio based on the current price of crude oil as compared to natural gas is significantly different than the energy equivalency of the 6:1 conversion ratio, utilizing the 6:1 conversion ratio may be misleading as an indication of value.

Drilling Locations

This presentation discloses drilling locations in two categories: (i) proved locations; and (ii) potential drilling opportunities. Proved locations, which are sometimes collectively referred to as "booked locations", are derived from the Corporation's most recent independent reserves evaluation as of September 30th 2022 and account for drilling locations that have associated proven reserves, as applicable. Potential drilling opportunities are internal estimates based on the Corporation's prospective acreage and an assumption as to the number of wells that can be drilled per section based on industry practice and internal review. Potential drilling opportunities do not have attributed reserves or resources.

Potential drilling opportunities have specifically been identified by management as an estimation of our experience in drilling activities based on evaluation of applicable geologic, seismic, engineering, production and reserves data on prospective acreage and geologic formations. The drilling locations on which the Corporation will actually drill wells will ultimately depend upon the availability of capital, regulatory approvals, seasonal restrictions, oil and natural gas prices, costs, actual drilling results and other factors. While certain of the potential drilling opportunities have been de-risked by drilling of wells by the Corporation or other operators in close proximity to such potential drilling opportunities, the majority of other potential drilling opportunities are farther away from existing wells where management has less information about the characteristics of the reservoir and therefore there is more uncertainty whether wells will be drilled in such locations and, if drilled, there is more uncertainty that such wells will result in additional oil and gas reserves, resources or production.

Oil and Gas Metrics

This presentation contains metrics commonly used in the oil and natural gas industry. Each of these metrics is determined by the Corporation as set out below. These metrics are "F&D cost", "Operating Netback" and "Recycle Ratio". These metrics do not have standardized meanings and may not be comparable to similar measures presented by other companies. As such, they should not be used to make comparisons. Management uses these oil and gas metrics for its own performance measurements and to provide shareholders with measures to compare the Corporation's performance over a period of time, however, such measures are not reliable indicators of the Corporation's future performance and future performance may not compare to the performance in previous periods.

"Finding and development costs" or "F&D costs" are calculated by dividing the sum of the total capital expenditures for the year [inclusive of the net acquisition costs and disposition proceeds] (in dollars) by the change in reserves within the applicable reserves category (inclusive of changes due to acquisitions and dispositions) (in BOE). F&D costs includes all capital expenditures in the year [inclusive of the net acquisition costs and disposition proceeds] as well as the change in future development costs required to bring the reserves within the specified reserves category on production. Management uses F&D costs as a measure of the Corporation's ability to execute its capital programs (and success in doing so) and of its asset quality.

"Operating netback" is calculated by adding oil and gas sales with realized gains and losses on derivatives and subtracting royalty expense, operating expense and transportation expense.

"Recycle ratio" is calculated by dividing the operating netback (in dollars per BOE) by the F&D costs (in dollars per BOE) for the year. The Corporation uses recycle ratio as an indicator of profitability of its oil and gas activities.

Overview

PERMEX PETROLEUM
CORPORATION

Permex Petroleum is a junior oil & gas company that

Owns & Operates on Private, State & Federal Land in Texas & New Mexico

TIMING

- Acquired over 11,000+ acres at discount during downcycle [1]

GEOGRAPHY & GEOLOGY

- Permian Basin of West Texas & Southeast New Mexico
- Multiple formation and pay zones

STRUCTURE

- 551,503 shares outstanding
- Approximately 32% Management & Director Ownership [2]
- Debt free balance sheet

1) Acquisitions occurred during multiple Oil & Gas commodity cycle corrections.
2) Management & Board of Director beneficial ownership, source Company filings

Overview

PERMEX PETROLEUM
CORPORATION

Assets
Owns and operates a portfolio of producing oil assets in Texas and New Mexico on private, state and federal land

Scale Upside
Horizontal leg conversion and lateral drilling programs in the San Andres formation

Sustainable Upside
Lower risk infill drilling and secondary recovery


United States of America
New Mexico / Texas
PITTCOCK NORTH
PITTCOCK SOUTH
MARY BULLARD
WEST HENSHAW
OXY YATES
BREEDLOVE


PITTCOCK NORTH
PITTCOCK SOUTH
MARY BULLARD
WEST HENSHAW
OXY YATES
BREEDLOVE
Eddy
Lea
Martin
New Mexico / Texas Counties

Snapshot

PERMEX PETROLEUM CORPORATION

Permex Petroleum (CSE: OIL; OTCQB: OILCD)	
Share Price[1]	USD $6.98
Basic Shares Outstanding[1]	551,503
Options[2] **(WAEP: USD $54.96)**	20,313
Warrants[2] **(WAEP: USD $39.90)**	279,745
Fully Diluted Shares Outstanding[1]	851,561
Market Cap.[1]	$3.85M
Cash Balance[2]	$764,386
Approx. Mngmt. & Director % Ownership[1, 3]	32%

1) As of 10/20/2023
2) As of 06/30/2023
3) Management & Board of Director beneficial ownership, source Company filings

Summary of Assets

11,700+	Net acres of held by production oil and gas assets in Texas & New Mexico
78+	Oil and gas wells owned and operated by corporation
17	Salt Water Disposal ("SWD")(1) wells eliminating water disposal fees and decreasing OPEX
2	Water Supply Wells ("WSW")(2) allowing for waterflood secondary recovery ("EOR")
73	Producing ("PDP") (3) **Royalty Interest** oil and gas wells

1) A salt water disposal well is a disposal site for water collected as a by-product of oil and gas production.
2) A hole in the ground drilled to obtain water for the purpose of injecting water into an underground formation in connection with the production of petroleum or natural gas.
3) PDP stands for Proved Developed Producing reserves.

Permian Basin Cross Sections

PERMEX PETROLEUM CORPORATION


2,000'
3,000'
4,000'
5,000'
6,000'
7,000'
8,000'
9,000'
10,000'
Central Basin Platform
Yates
Grayburg
San Andres
Clearfork
Wichita - Albany
Delaware Basin
Midland Basin
Bone Spring
Wolfcamp
Wolfberry

Demand for Permian Reserves

PERMEX PETROLEUM
CORPORATION

Recent Transactions Announced in the Permian Basin

October 11, 2023, Exxon Mobil (NYSE: XOM) to Acquire Pioneer Natural Resources (NYSE: PXD) in an all-stock transaction valued at $59.5 billion. [1]

- *"Transforms ExxonMobil's upstream portfolio, more than doubling the company's Permian footprint and creating an industry-leading, high-quality, high-return undeveloped U.S. unconventional inventory position."*

August 21, 2023, Permian Resources (NYSE: PR) to Acquire Earthstone Energy (NYSE: ESTE) in an all stock transaction value at $4.5 billion. [2]

- *"…boosting the shale producer's presence in the Delaware Basin. Delaware Basin, a part of the wider Permian Basin, is a prime target for producers looking to increase their inventory. The shale patch, which lies between Texas and New Mexico, has the necessary infrastructure and is known for high productivity and large undeveloped reserves.."*



Permian Rig Count, WTI Price ($/bbl)
500
400
300
200
100
0
PXD-PE $3.3B
COP-CXO $5.8B
PXD-Double Point $4.1B
COP-SHEL $4.4B
XOM-PXD $33B
$10
$8
$6
$4
$2
$0
Total Enverus-Derived Acreage Value Transacted ($B)
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
Permian Rigs
Acreage Value
WTI Price

1) https://corporate.exxonmobil.com/news/news-releases/2023/1011_exxonmobil-announces-merger-with-pioneer-natural-resources-in-an-all-stock-transaction.
2) https://www.reuters.com/markets/deals/permian-resources-buy-earthstone-energy-45-bln-deal-2023-08-21/
3) Figure source: Enverus

Martin County

PERMEX PETROLEUM CORPORATION

Acquisition Nearly Triples Footprint of HBP Assets

- Permex owns 7,800+ acres on the Breedlove field, Martin County, Texas
- The properties are over 12 contiguous sections in the core of the Permian Basin, of which 98% is held by production ("HBP")
- 25 total vertical wells, including 12 producers, 4 saltwater disposal wells, and 9 shut-in opportunities
- In September 2022, drilling commenced on the Breedlove Field Prospect
- Currently the field produces from the Clearfork formation at depth of ~7,000 ft., which carries the Upper, Middle and Lower Clearfork zones within the lease boundaries.



New Mexico
Texas
Cochran
Hockley
Lubbock
Crosby
Dickens
Yoakum
Terry
Lynn
Garza
Kent
Gaines
Dawson
Borden
Scurry
Andrews
Martin
Howard
Breedlove Field
Robertson N
Midland
Midland Basin
Central Basin Platform
Eastern Shelf
Upton
Reagan
Sterling
Irion
Pecos
Westbrook
Howard-Glasscock
Sharon Ridge
Texas
Field productive from Clear Fork
40 Miles
60 km
N

Breedlove Property

- Drilling commenced in September 2022
- Vertical test and completion January 2023

PERMEX PETROLEUM CORPORATION









Logs show close to ~ 200 feet of pay in 3 separate zones



Management Team

PERMEX PETROLEUM CORPORATION

Mehran Ehsan
President, CEO & Director

- Has an impactful 14+ years of experience in the oil & gas industry, by leading numerous teams in the successful creation of multiple upstream oil and gas companies

Greg Montgomery
CFO

- Experienced in the oil and gas industry
- In the past 5 years, he held the office of CFO for Oiltanking North America, Semarus Energy, LLC, Coast Energy, Laser Midstream and was the Director of Strategic Planning for Enbridge Energy Partners

Barry Whelan
COO & Director

- Experience as a geologist and engineer, initiating his career in the oil and gas industry with Gulf Oil's international operations, quickly becoming a renowned industry expert in oil and gas

Harold Hill
Petroleum Engineer

- Registered Professional Engineer for the state of Texas and the current Vice President of Hill Consulting Group.
- 30+ years of industry experience including mergers; acquisitions/divestitures, drilling conventional and up-conventional plays both on and offshore, completion, stimulation.
- Operations including workovers, environmental compliance, production optimization, well/field development,, artificial and assisted lift, SCADA installation/utilization in many different regional settings.

Earl Tobin
Geologist

- 30+ years of experience as a geologist using his expertise to build and grow public and private oil & gas companies
- Career has focused on full cycle exploration, from regional geologic mapping and reservoir modeling to field development and planning
- Member of the Association of Professional Engineers, and Geoscientists of Alberta, the Project Management Institute, and Canadian and American Society of Petroleum Geologists

Dale Lee
Petroleum Engineer

- Current President & CEO of DL Petroleum & Engineering Consulting and has 26+ years experience in the oil & gas sector
- As a reservoir engineer, he has been active in natural resource and industrial development companies with natural resource holdings in oil & gas worldwide
- In 1994 earned his Professional Engineering status with The Association of Professional Engineers and Geoscientists of Alberta

Directors & Advisory Board

PERMEX PETROLEUM CORPORATION

J.P. Bryan
Independent Director

- 50+ years experience in the oil and gas industry
- Former President and CEO of Gulf Canada Resources Ltd.
- Served as Chairman and/or CEO for various oil & gas and companies, including Nuevo Energy Company, Bellwether Exploration, and Torch Energy Advisors, Inc., as well as several management positions in financial services

Jay Lendrum
Independent Director

- Experienced in the oil and gas industry
- Currently serves as Chairman of Nuevo Midstream Dos, LLC
- Previously held various executive and board-level positions in the oil and gas industry, including President, CEO and Director of Nuevo Midstream Company

Doug Urch
Independent Director

- Experienced in the oil and gas industry
- From 2008 to 2018 he was the EVP, Finance, CFO and Corporate Secretary for Bankers Petroleum

Melissa Folz
Independent Director

- Experienced in the oil and gas industry
- Currently serves as the Production Engineering and Optimization Director of Chord Energy
- Obtained her Bachelor of Science degree in Petroleum Engineering from Louisiana State University

Technical Advisory Board

Leslie M. Thomas
Geologist, Advisor

- 35+ years experience as a petroleum geologist

Wayne Schoen
Petroleum Engineer, Advisor

- 40+ years of experience as a petroleum engineer

Kit H. Maddox
Petroleum Landman, Advisor

- 16 years of experience as an independent petroleum landman

Peter Dorrins
Geologist, Advisor

- Professional geologist, prior experience includes Amoco, BP, Shell and Junex

Diana Goldstein
Engineer, Advisor

- 20+ years of industry experience

Reserves Summary

PERMEX PETROLEUM CORPORATION

SUMMARY OF PROVED, PROBABLE (2P) RESERVES

(As of Sep. 2022)

	$ Amounts in USD	OIL (BBL)	GAS (MCF)	OPERATING INCOME [1]	PRE-TAX PRESENT VALUE (10%)
	Proved				
100%[2] ➡	**Developing Producing (PDP)[3]**	**444,600**	**286,200**	**$25,887,700.00**	**$12,057,600.00**
	Developed Non-Producing	709,300	578,600	$55,679,600.00	$34,831,600.00
	Undeveloped	5,083,200	2,136,400	$344,583,600.00	$151,729,900.00
> 90%[2] ➡	**Total Proved (1P) [3]**	**6,237,100**	**3,001,200**	**$426,150,900.00**	**$198,619,100.00**
> 50%[2] ➡	Total Probable[3]	7,452,100	10,323,800	$542,880,100.00	$229,567,400.00
	Total Proved + Probable (2P)	**13,689,200**	**13,325,000**	**$969,031,000.00**	**$428,186,500.00**

1) Operating income is estimated using forecast prices and costs. Future net income has been presented on a before-tax basis. Estimated values of future net income disclosed herein do not represent fair market value.

2) Percentage refers to the probability that the quantities actually recovered will equal or exceed the estimate.

3) The percentage chance of recovery of a reserve is estimated by petroleum engineers based on a variety of factors, including the geological characteristics of the reservoir, the production history of similar reservoirs, and the availability of drilling and production technology. The percentage chance of recovery is just an estimate. There is always the possibility that more or less oil or gas will be recovered than originally estimated.

Reserves – Valuation Comparison

PERMEX PETROLEUM CORPORATION


EV/1P Reserves
0.60x
0.50x
0.40x
0.30x
0.20x
0.10x
0.00x
0.02x
0.55x
Permex Petroleum Corporation
Industry Peer Median

1) Enterprise Value / 1P Proved Reserves net present value discounted at 10% as of Year End 2022.
2) Includes: Ring Energy, Inc. (NYSEAMERICAN: REI); Matador Resources Co (NYSE: MTDR); SM Energy Co (NYSE: SM); Comstock Resources Inc. (NYSE: CRK); Northern Oil & Gas, Inc. (NYSE American: NOG); SandRidge Energy Inc. (NYSE: SD); Granite Ridge Resources, Inc. (NYSE: GRNT); Truleum, Inc. (OTCPK: TRLM)
3) Source: Public Disclosures; S&P Global Market Intelligence as of October 17, 2023.
4) EV stands for Enterprise Value; 1P stands for Proved Reserves.

Investment Highlights

PERMEX PETROLEUM CORPORATION

Targeted Oil & Gas Development and Producing Assets in the Permian Basin - Largest Petro Producing Basin in U.S.

- 11,700 net acres of held by production oil and gas assets in Permian Basin of West Texas & Southeast New Mexico.
- Key formations include the Clearfork and San Andres.
- 100% working interest of 7,800+ acres; 12 contiguous sections in the core of the Permian Basin.
- Acquired assets at attractive valuations.

Recent Transactions Announced in the Permian Basin

- Exxon Mobil (NYSE: XOM) to Acquire Pioneer Natural Resources (NYSE: PXD) in an all-stock transaction valued at $59.5 billion.
- Permian Resources (NYSE: PR) to Acquire Earthstone Energy (NYSE: ESTE) in an all stock transaction value at $4.5 billion.

Experienced and Vested Management and Board

- Industry veterans J.P. Bryan, former CEO of Gulf Canada Resources Ltd. , and Jay Lendrum, Chairman of Nuevo Midstream.
- Approx. 32% Management & Board ownership.

Trading at a Significant Discount to Industry Peers

- **Enterprise Value/Proved reserves (EV/1P) approx. 96% discount to Peer Group.**
- Current market cap. approx. 32% of Proved Developed Producing (PDP) Reserves ($3.8m/$12.1m).
- Current market cap approx. 2% of Proved Reserves (1P) ($3.8m/$198.6m).

Mix of Development Assets for Sustainable Growth + Blue Sky Projects for Scale Growth

- Two Water Supply Wells allowing for secondary recovery. Blue Sky Projects - horizontal leg conversion and lateral drilling programs in the San Andres formation.
- 78+ O&G wells owned and operated by Permex; 73 producing royalty Interest O&G wells operated by major firms.

Well Positioned for Next Growth Phase

- First vertical drilling program on marquis Martin County asset completed and positioned for horizontal drilling post offering.
- 40+ additional drilling opportunities available on the Martin County asset.
- Debt free balance sheet; Significant Farm Out opportunities.

1) PDP stands for Proved Developed Producing reserves.
2) 1P stands for Proved Reserves.
3) EV stands for Enterprise Value
4) Source: Public Disclosures; S&P Global Market Intelligence as of October 23, 2023.

Contact Us

PERMEX PETROLEUM CORPORATION

Company

admin@permexpetroleum.com
(469) 804-1306

Investor Relations

Renmark Financial Communications Inc.
Steve Hosein
(416) 644-2020 or (212) 812-7680
Shosein@RenmarkFinancial.com
www.RenmarkFinancial.com

VANCOUVER OFFICE
666 Burrard Street
Suite 500
Vancouver, BC V6C 2X8
Canada

DALLAS OFFICE
2911 Turtle Creek Blvd
Suite 925
Dallas, Texas 75219

NEW MEXICO OFFICE
500 Fourth Street NW
Suite 1000
Albuquerque, NM 87102

www.permexpetroleum.com